FINANCIAL EXPENSES (INCOME), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Financial expenses:
Interest expense	$ 0	$ 0	$ 0
Exchange rate	31	2	7
Bank fees	7	10	9
Interest on convertible notes	0	0	203
Interest Expense, Total	38	12	219
Financial income:
Exchange rate	0	2	0
Interest income	338	237	22
Interest Income, Securities, Operating	338	239	22
Financial expenses (income), net	$ (300)	$ (227)	$ 197